EXHIBIT (99.1)


May 9, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


Gentlemen:

We have read Item 4 of Form 8-K dated May 9, 2000 of Oshkosh Truck Corporation and are in agreement with the statements contained in paragraphs 1 and 2 on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                                     /s/ Ernst & Young LLP

                                                     Ernst & Young LLP